SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]

    Check the appropriate box:

    [ ]  Preliminary Proxy Statement       [ ]  Confidential, for Use of
    [ ]  Definitive Proxy Statement             the Commission Only
    [X]  Definitive Additional Materials
    [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       COMMERCIAL FEDERAL CORPORATION
    ...........................................................................
              (Name of Registrant as Specified in Its Charter)

                                     N/A
    ...........................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

    Payment of Filing Fee (Check the appropriate box):

    [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4)   Proposed maximum aggregate value of transaction:

         5)   Total fee paid:

    [ ]  Fee paid previously with preliminary materials.
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)   Amount Previously Paid:

         2)   Form, Schedule or Registration Statement No.:

         3)   Filing Party:

         4)   Date Filed:



                  [Letterhead of Commercial Federal Corporation]

         TO:  PARTICIPANTS IN THE COMMERCIAL FEDERAL RETIREMENT
              SAVINGS PLAN


                   Under the terms of the Commercial Federal Retirement Savings Plan, as amended (the "Plan"), you have the right to direct the Plan trustee in writing as to the manner in which you wish to vote the shares of common stock of Commercial Federal Corporation ("Commercial Federal") allocated to your Plan account(s) at Commercial Federal's 1995 Annual Meeting of Stockholders. Under the terms of the Plan and subject to the Plan trustee's responsibilities under applicable law, the Plan trustee will vote your allocated shares in accordance with your instructions and will not vote your allocated shares if you do not provide instructions. Therefore, we encourage you to exercise your right to direct the voting of your allocated shares at the meeting.

                   HOW TO EXERCISE YOUR RIGHTS. You direct the voting of shares in your account(s) by completing, signing and returning the enclosed confidential voting instruction card. Proxy cards supplied with proxy materials are not appropriate for the purpose of instructing the Plan trustee in connection with the voting of shares allocated to your Plan account(s).

                   CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your instructions to the Plan trustee will be completely confidential. Commercial Federal has engaged an independent firm, Corporate Election Services, Inc. of Pittsburgh, PA, to serve as the confidential vote processing agent for the Plan. Voting instruction cards are to be sent (using the postage-paid envelopes provided therewith) to Corporate Election Services, Inc. and should not be sent to Commercial Federal or its proxy solicitor, D.F. King & Co., Inc.

                   Corporate Election Services, Inc. will count your votes and report the aggregate totals of all voting instructions to the Plan trustee. Corporate Election Services, Inc. has agreed to maintain your voting instructions in strict confidence. In no event will your voting instructions be reported to Commercial Federal.

                   DELIVERY OF PROXY MATERIALS. A copy of the proxy statement of Commercial Federal and a copy of its 1995 Annual Report to Stockholders have previously been sent to you for your review. As noted in the proxy statement, the 1995 Annual Meeting is scheduled for November 21, 1995, at 10:00 a.m., in Omaha, Nebraska. Enclosed please find a copy of Commercial Federal's latest Stockholder Letter.

                   Enclosed is a confidential voting instruction card which you should use if you wish to direct the Plan trustee to vote shares allocated to your account(s) in connection with the slate of directors endorsed by the Board of Directors of Commercial Federal and if you wish to direct the Plan trustee to vote shares allocated to your account(s) in connection with



         the proposal of the Board of Directors and the stockholder proposal described in the previously distributed Commercial Federal proxy statement. Please note that to direct the Plan trustee to vote with respect to any of the foregoing, you must specifically mark your instructions on the confidential voting instruction card. Items left blank will not be considered instructions to the Plan trustee.

                   CAI Corporation, a stockholder of Commercial Federal, is soliciting proxies for a slate of directors in opposition to the slate endorsed by the Commercial Federal Board of Directors, against the Board's proposal and in favor of the stockholder proposal, which proposals are described in the previously distributed Commercial Federal proxy statement. CAI Corporation's proxy statement and other soliciting materials have previously been distributed to you by the Plan trustee.

                   Voting instructions for your allocated shares under the Plan must be received by 5:00 p.m. Eastern time on November 16, 1995 on the voting instruction cards provided by the Plan trustee for that purpose. Again, all voting instruction cards should be forwarded to Corporate Election Services, Inc. and should not be mailed to Commercial Federal or its proxy solicitor, D.F. King & Co., Inc.

                   In order to make an informed judgment concerning how to instruct the Plan trustee to vote your allocated shares, you should read all proxy materials carefully and thoroughly. The Plan trustee will not recommend how you should complete your confidential voting instruction cards.

                   WHEN TO SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTION CARD. You may submit your voting instructions to the confidential vote processing agent at any time, except that in order to be effective your instructions must be received by not later than 5:00 p.m. Eastern time on November 16, 1995. If Corporate Election Services, Inc. receives more than one voting instruction card from you, the instruction card bearing the latest date will be considered to have cancelled all instruction cards bearing an earlier date. If more than one confidential voting instruction card is received from you of the same date, Corporate Election Services, Inc. will consider the card bearing the latest postmark as controlling. You may request additional confidential voting instruction cards at any time by contacting the Plan trustee at (402) 390-6553.

                   If you have any questions regarding the procedures for instructing the Plan trustee, please call (402) 390-6553.


                                       Plan Trustee
                                       November 7, 1995



                  [Letterhead of Commercial Federal Corporation]

         TO:  PARTICIPANTS IN THE COMMERCIAL FEDERAL PAYROLL STOCK
              PURCHASE PLAN


                   Under the terms of the Commercial Federal Payroll Stock Purchase Plan (the "Plan"), you have the right to direct the Plan administrator in writing as to the manner in which you wish to vote the shares of common stock of Commercial Federal Corporation ("Commercial Federal") allocated to your Plan account(s) at Commercial Federal's 1995 Annual Meeting of Stockholders. Under the terms of the Plan and subject to the Plan administrator's responsibilities under applicable law, the Plan administrator will vote your allocated shares in accordance with your instructions and will not vote your allocated shares if you do not provide instructions.
         Therefore, we encourage you to exercise your right to direct the voting of your allocated shares at the meeting.

                   HOW TO EXERCISE YOUR RIGHTS. You direct the voting of shares in your account(s) by completing, signing and returning the enclosed confidential voting instruction card. Proxy cards supplied with proxy materials are not appropriate for the purpose of instructing the Plan administrator in connection with the voting of shares allocated to your Plan account(s).

                   CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your instructions to the Plan administrator will be completely confidential. Commercial Federal has engaged an independent firm, Corporate Election Services, Inc. of Pittsburgh, PA, to serve as the confidential vote processing agent for the Plan. Voting instruction cards are to be sent (using the postage-paid envelopes provided therewith) to Corporate Election Services, Inc. and should not be sent to Commercial Federal or its proxy solicitor, D.F. King & Co., Inc.

                   Corporate Election Services, Inc. will count your votes and report the aggregate totals of all voting instructions to the Plan administrator. Corporate Election Services, Inc. has agreed to maintain your voting instructions in strict confidence. In no event will your voting instructions be reported to Commercial Federal.

                   DELIVERY OF PROXY MATERIALS. A copy of the proxy statement of Commercial Federal and a copy of its 1995 Annual Report to Stockholders have previously been sent to you for your review. As noted in the proxy statement, the 1995 Annual Meeting is scheduled for November 21, 1995, at 10:00 a.m., in Omaha, Nebraska. Enclosed please find a copy of Commercial Federal's latest Stockholder Letter.

                   Enclosed is a confidential voting instruction card which you should use if you wish to direct the Plan administrator to vote shares allocated to your account(s) in connection with the slate of directors endorsed by the Board of Directors of Commercial Federal and if you wish to direct the



         Plan administrator to vote shares allocated to your account(s) in connection with the proposal of the Board of Directors and the stockholder proposal described in the previously distributed Commercial Federal proxy statement. Please note that to direct the Plan administrator to vote with respect to any of the foregoing, you must specifically mark your instructions on the confidential voting instruction card. Items left blank will not be considered instructions to the Plan administrator.

                   CAI Corporation, a stockholder of Commercial Federal, is soliciting proxies for a slate of directors in opposition to the slate endorsed by the Commercial Federal Board of Directors, against the Board's proposal and in favor of the stockholder proposal, which proposals are described in the previously distributed Commercial Federal proxy statement. CAI Corporation's proxy statement and other soliciting materials have previously been distributed to you by the Plan administrator.

                   Voting instructions for your allocated shares under the Plan must be received by 5:00 p.m. Eastern time on November 16, 1995 on the voting instruction cards provided by the Plan administrator for that purpose. Again, all voting instruction cards should be forwarded to Corporate Election Services, Inc. and should not be mailed to Commercial Federal or its proxy solicitor, D.F. King & Co., Inc.

                   In order to make an informed judgment concerning how to instruct the Plan administrator to vote your allocated shares, you should read all proxy materials carefully and thoroughly. The Plan administrator will not recommend how you should complete your confidential voting instruction cards.

                   WHEN TO SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTION CARD. You may submit your voting instructions to the confidential vote processing agent at any time, except that in order to be effective your instructions must be received by not later than 5:00 p.m. Eastern time on November 16, 1995. If Corporate Election Services, Inc. receives more than one voting instruction card from you, the instruction card bearing the latest date will be considered to have cancelled all instruction cards bearing an earlier date. If more than one confidential voting instruction card is received from you of the same date, Corporate Election Services, Inc. will consider the card bearing the latest postmark as controlling. You may request additional confidential voting instruction cards at any time by contacting the Plan administrator at (402) 390-6553.

                   If you have any questions regarding the procedures for instructing the Plan administrator, please call (402) 390-6553.


                                       Plan Administrator
                                       November 7, 1995